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 CONSOLIDATED STATEMENTS OF CASH FLOWS
 Lowe's Companies, Inc. and Subsidiary Companies
 Dollars in Thousands
                                                                     Fiscal                  Fiscal
                                                                      1993                    1992
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
 Cash Flows From Operating Activities:
      Net Earnings                                                   $131,786                 $84,720
      Adjustments to Reconcile Net Earnings to Net Cash
        Provided By Operating Activities:
          Depreciation                                                 80,530                  69,820
          Amortization of Original Issue Discount                       1,615
          Store Restructuring Accrual
          Increase (Decrease) in Deferred Income Taxes                  5,860                   8,231
          Loss on Disposition/Writedown of Fixed and Other Assets       8,969                   1,929
          Decrease (Increase) in Operating Assets:
            Accounts Receivable - Net                                     (13)                 62,451
            Merchandise Inventory                                    (259,512)                  8,600
            Other Operating Assets                                    (21,385)                (20,352)
          Increase (Decrease) in Operating Liabilities:


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            Accounts Payable                                          136,694                  22,770
            Employee Retirement Plans                                  32,937                   4,173
            Accrued Store Restructuring                                (8,905)                (10,765)
            Other Operating Liabilities                                17,123                  19,173
      Net Cash Provided by Operating Activities                       125,699                 250,750
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 Cash Flows from Investing Activities:
      Decrease (Increase) in Investment Assets:
        Short-Term Investments                                        (29,315)                 (1,174)
        Purchases of Long-Term Investments                            (41,714)                (12,500)
        Proceeds from Sale/Maturity of Long-Term Investments           24,576                     580
        Other Long-Term Assets                                          1,645                  (2,213)
      Fixed Assets Acquired                                          (336,888)               (243,262)
      Proceeds from the Sale of Fixed and Other Long-Term Assets       27,641                   9,642
      Net Cash Used in Investing Activities                          (354,055)               (248,927)
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 Cash Flows from Financing Activities:
   Sources:
      Long-Term Debt Borrowings                                       281,915                 217,969
      Net Increase (Decrease) in Short-Term Borrowings                   (912)               (140,640)
      Stock Options Exercised                                           1,504                   1,019
      Total Financing Sources                                         282,507                  78,348
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   Uses:
      Repayment of Long-term Debt                                      (6,276)                (36,157)
      Cash Dividend Payments                                          (23,571)                (21,153)
      Common Stock Purchased for Retirement
      Total Financing Uses                                            (29,847)                (57,310)
      Net Cash Provided by Financing Activities                       252,660                  21,038
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   Net Increase in Cash and Cash Equivalents                           24,304                  22,861
   Cash and Cash Equivalents, Beginning of Year                        48,949                  26,088
   Cash and Cash Equivalents, End of Year                             $73,253                 $48,949
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 See accompanying notes to consolidated financial statements.
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